UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 29, 2022

WB Burgers Asia, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56233	00-0000000
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3F K’s Minamiaoyama 6-6-20 Minamiaoyama, Minato-ku, Tokyo 107-0062, Japan	107-0062
(address of principal executive offices)	(zip code)

81-90-6002-4978
(registrant’s telephone number, including area code)

N/A
(former name or former mailing address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

Note: We are filing this Form 8-K/A to amend a clerical error present in the Form 8-K, originally filed with the Securities and Exchange Commission on March 31, 2022. Further details are below.

“We”, “Us”, and or “The Company” refer to WB Burgers Asia, Inc.

3.02 Unregistered Sales of Equity Securities

On March 31, 2022, we filed an 8-K which stated, amongst other things, that 869,565 shares of restricted Common Stock were sold to Hidemi Arasaki, a Japanese Citizen, at a price of $0.20. In this disclosure, we stated that the shares were sold by the Company and, accordingly, the 869,565 shares of restricted Common Stock were issued by the Company.

The disclosures provided in our 8-K, filed on March 31, 2022, were inaccurate as a result of clerical errors. The previously cited 8-K, and the information contained therein, along with any exhibits, should be disregarded in their entirety. The following is a corrected, and accurate, description of events:

On March 29, 2022, 869,565 shares of restricted Common Stock were sold to Hidemi Arasaki, Japanese Citizen, by our controlling shareholder, White Knight Co., Ltd., at a price of $0.20 per share of Common Stock. This was a private sale, not a sale made by the Company. The total amount paid by Hidemi Arasaki was approximately $173,913. Hidemi Arasaki is not a related party to the Company.

The aforementioned sale of shares was conducted pursuant to Regulation S of the Securities Act of 1933, as amended ("Regulation S"). The sale of shares was made only to non-U.S. persons (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to offshore transactions, and no directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

At present, there are 1,014,022.586 shares of Common Stock issued and outstanding as of the date of this report.

Item 8.01 Other Events

Our auditors are in the process of finalizing the review of our financial statements for the period ending April 30, 2022. We intend to file our Form 10-Q for this period as soon as is practicable.

Item 9.01 Financial Statements and Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

WB Burgers Asia, Inc.

Dated: June 24, 2022	/s/ Koichi Ishizuka
Koichi Ishizuka Chief Executive Officer